SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 15, 2012 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

    On March 15, 2012, Radio One, Inc. issued a press release setting forth the results for its fourth quarter ended December 31, 2011.  A copy of the press release is attached as Exhibit 99.1.

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On March 19, 2012, Radio One, Inc. (the “Company”) announced that Barry Mayo, President – Radio Division of the Company, had resigned as an officer of the Company to pursue other opportunities. The resignation was effective March 16, 2012. The Company also announced that Alfred C. Liggins, III, the Chief Executive Officer of the Company, will assume Mr. Mayo’s duties. A copy of the Company’s press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1 99.2	Press release dated March 15, 2012: Radio One, Inc. Reports Fourth Quarter Results. Press release dated March 19, 2012: Radio One, Inc. Announces Barry Mayo Resigns as Radio Division President

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
March 21, 2012	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer